Exhibit 10.1

PNC

December 31, 2013

Matthew C. Wolsfeld, Chief Financial Officer
Northern Technologies International Corporation
4201 Woodland Road
Circle Pines, MN 55014

RE:  Renewal of Expiration Date for committed line of credit
Loan #: 0010146473/33835685
Amount: $3,000,000.00

Dear Mr. Wolsfeld:

We are pleased to inform you that your committed line of credit has been renewed.  The Expiration Date, as set forth in the Amended and Restated Committed Line of Credit Note dated January 10, 2011, as amended, and any loan agreement or letter agreement related thereto, if applicable (the “Agreement”), has been extended from January 8, 2014 to January 7, 2015, effective on January 9, 2014.  All other terms and conditions of the Promissory Note and Agreement remain in full force and effect.

It has been a pleasure working with you and I look forward to a continued successful relationship. Thank you again for your business.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:   /s/ Yelena Spadafora
Title:  Vice President

The PNC Financial Services Group
23000 Millcreek Boulevard   Highland Hills   Ohio  44122
www.pnc.com